MUNDOVAL FUND
GLOBAL VALUE INVESTING



ADVISOR'S QUARTERLY UPDATE

Positive factors impacting investment performance of the fund during the quarter included the Telecommunications (Telefonos de Mexico & Tele Norte Leste), Consumer Discretionary (Nike Inc.) and Information Materials Sectors (Cemex). Negative factors impacting performance of the fund during the quarter included Information Technology (Intel, Dell, Microsoft & Cisco Systems), Health Care (Astra Zeneca, Sanofi Aventis, Pfizer) and Financial Sectors (American International Group, ING Groep & Citigroup).

Security positions in British Petroleum Plc, Nestle and Altria Group were sold during the quarter because the investment adviser believed that their share prices fairly reflected the intrinsic values of the businesses. Proceeds from the sales were used to purchase shares of HSBC Holdings, Citigroup & SK Telecom.

Health Care holdings (Astra Zeneca, Johnson & Johnson, GlaxoSmithKline, Novartis, Sanofi Aventis & Amgen) represent the largest sector in the fund. The Industrial (Illinois Toolworks, 3M Company, Ingersoll Rand and BASF) and Information Technology Sectors (Intel, Dell, Microsoft, Cisco Systems & Taiwan Semiconductor) are prominently represented as well. The fund owns shares of common stock in thirty companies as of March 31, 2008.

We are pleased to report that mutual fund rating service, Morningstar, upgraded the ranking for the Mundoval Fund in its category of World Stock funds from three to four stars at the end of the 1st quarter.

In light of the recent volatility in the capital markets I find the following excerpt from Warren Buffett to be most appropriate at this time, "Eventually, our economic fate will be determined by the economic fate of the businesses that we own, whether our ownership is partial (in the form of common stocks) or total. While market values track business values quite well over long periods, in any given year the relationship can gyrate capriciously. In the short run the stock market is a voting machine but in the long run it is a weighing machine."

Thank you for your continued support.
Arthur Q. Johnson, CFA
Portfolio Manager

Investment Advisor
A.Q. Johnson & Co., Inc.

7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037

Phone: (858) 454-4837
Fax: (858) 454-4774
www.mundoval.com

INVESTMENT OBJECTIVES

The Mundoval Fund is designed for investors who seek long-term capital appreciation in a portfolio of U.S. and International businesses. More than one-half of the world's investment opportunities exist outside of the United States and the Mundoval Fund seeks to own shares of companies worldwide at a discount to their intrinsic values. Global investing provides investors with portfolio diversification and the ability to own some of the largest businesses in the world via American Depository Receipts (ADR's).

TOP 10 HOLDINGS As of March 31, 2008

BASF Aktiengsellschaft	5.10%
Tele Norte Leste Participacoes SA	5.05%
Johnson & Johnson	4.75%
Ingersoll Rand	4.03%
Nike Inc.	4.01%
3M Co.	3.99%
Unilever Plc ADR	3.69%
Astrazeneca Plc.	3.61%
Telefonos De Mexico ADR	3.58%
Sanofi Aventis ADR	3.57%

Total # of Holdings = 31

PERFORMANCE Average Annualized Returns as of March 31, 2008

	Since Inception *	2 Year	1 Year	Latest 3 Months**
Mundoval Fund	10.75	7.54	0.61	-5.68
MSCI World Index	11.36	5.67	-3.25	-9.06

All returns include change in share prices and reinvestment of any dividends and capital gain distributions.
* Fund Inception September 3, 2004.
**Total Return not shown as an annualized value.

DISCLOSURES

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by call the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.